SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2005

WEBB INTERACTIVE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-28462	84-1293864
(Commission File Number)	(IRS Employer Identification No.)

1899 Wynkoop, Suite 600, Denver, CO 80202

(Address of principal executive offices and Zip Code)

(303) 308-3180

(Registrant’s telephone number, including area code)

(changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 11, 2005, Webb Interactive Services, Inc. (“Webb”) notified Ernst & Young LLP, Webb’s former public accounting firm, that Webb had received a proposal from Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) to serve as Webb’s independent registered public accounting firm and Ernst & Young LLP advised Webb that it declined to stand for re-appointment. On February 11, 2005, the Audit Committee of the Board of Directors of Webb voted to retain EKS&H as Webb’s independent registered public accounting firm to audit Webb’s financial statements for the year ended December 31, 2004.

During Webb’s two most recent fiscal years, the nine months ended September 30, 2004 and the subsequent interim period ended February 10, 2005, Webb (i) did not engage EKS&H to act as either the principal accountant to audit Webb’s financial statements or as an independent accountant to audit a significant subsidiary of Webb; (ii) did not consult with EKS&H on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Webb’s financial statements; and (iii) did not consult with EKS&H on any matter that was either the subject of a disagreement or a reportable event, as those terms are defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B.

During the two fiscal years ended December 31, 2003, the nine months ended September 30, 2004 and the subsequent interim period ended February 10, 2005, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, Ernst & Young LLP’s audit reports for the two most recently completed fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Company’s two most recent fiscal years and through the issuance of Webb’s quarterly report for the nine months ended September 30, 2004 and the subsequent interim period ended February 10, 2005, no reportable events, as defined in Item 304(a)(1)(iv)(B) of Regulation S-B, occurred.

A letter from Ernst & Young LLP regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

On February 11, 2005, Webb issued a press release to report that it had retained EKS&H as its independent registered public accounting firm. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 8, 2005.

99.1	Webb Interactive Services, Inc.’s news release dated February 11, 2005 (filed with original filing).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2005	WEBB INTERACTIVE SERVICES, INC.

	By:	/s/ Lindley S. Branson
Lindley S. Branson
	Its:	Vice President and General Counsel

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